UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 14, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of ACM Research, Inc. (the “Company”) completed a competitive selection process to select and appoint a new accounting firm to serve as the Company’s independent registered public accounting firm commencing with the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. As a result of this process, the Audit Committee approved the engagement of Ernst & Young Hua Ming LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The engagement of E&Y became effective on September 20, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period from January 1, 2023 through September 20, 2023, neither the Company nor anyone on its behalf consulted with E&Y regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a “disagreement” or a “reportable event”, as such terms are defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S‑K and the related instructions.

As previously disclosed in the Company’s Current Report on Form 8-K filed on July 27, 2023, Armanino LLP (“Armanino”) informed the Company that they would resign as the Company’s independent registered public accounting firm effective as of the earlier of (a) the date the Company engages a new independent registered public accounting firm or (b) the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, as a result of Armanino’s decision to exit from the practice of providing financial statement audit services to all public companies. As a result, Armanino ceased to serve as the Company’s independent registered public accounting firm effective as of September 20, 2023.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Armanino with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Armanino a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Armanino’s letter dated September 26, 2023 is attached as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
16.1	Letter from Armanino LLP dated September 26, 2023
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

	By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer
Dated: September 26, 2023